DELAWARE POOLED® TRUST

Macquarie Core Plus Bond Portfolio
Macquarie High-Yield Bond Portfolio
(each a “Fund” and together, the “Funds”)

Supplement to the Funds’ Prospectus and Statement of Additional Information dated February 26, 2021

On February 24, 2021, the Board of Trustees of Delaware Pooled Trust approved the reorganization (Reorganization) of each Fund into and with a substantially similar fund and class of another Delaware Fund as shown in the table below:

Acquired Fund and Class	Acquiring Fund and Class
Macquarie Core Plus Bond Portfolio, a series of Delaware Pooled Trust	Delaware Diversified Income Fund, a series of Delaware Group Adviser Funds
Share Class	Class R6
Macquarie High Yield Bond Portfolio, a series of Delaware Pooled Trust	Delaware High-Yield Opportunities Fund, a series of Delaware Group Income Funds
Share Class	Class R6

Each Reorganization is subject to the approval of Fund shareholders at a special shareholder meeting scheduled to be held on June 29, 2021.

If a Reorganization is approved by shareholders at that June 29, 2021 special shareholder meeting, the following would occur:

•	The Reorganization is expected to occur on or about July 23, 2021.
•
Effective as of the close of business on July 16, 2021, the applicable Acquired Fund will close to purchase and exchange in transactions from new investors and existing shareholders. Reinvested dividends and capital gains can continue until the Reorganization date.

•
Prior to the closing of the Reorganization, the applicable Acquired Fund will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization.

No shareholder action is necessary at this time. More detailed information about each Reorganization will be provided in a forthcoming proxy statement. When you receive your proxy statement, please review it carefully and cast your vote. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. Each Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated May 18, 2021.